                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                            _______________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                  JUNE 3, 1998


                              ARCO CHEMICAL COMPANY
                ----------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                   DELAWARE
                 --------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


           1-9678                                        51-0104393
   ----------------------                    ---------------------------------
   COMMISSION FILE NUMBER                    (IRS EMPLOYER IDENTIFICATION NO.)


          3801 WEST CHESTER PIKE, NEWTOWN SQUARE, PA         19073-2387
          ---------------------------------------------------------------
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)


                                (610) 359-2000
                      -----------------------------------
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                            ________________________


                                  Page 1 of 7
                            Exhibit Index on Page 3
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Item 7.  Financial Statements and Exhibits.
         ---------------------------------

          99.1.  Press Release dated June 3, 1998 of ARCO Chemical Company

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                                   SIGNATURE



             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    ARCO CHEMICAL COMPANY



                                    By:   /s/  Robert J. Millstone
                                         -----------------------------
                                         Name: Robert J. Millstone
                                         Title: Vice President



   Dated:  June 3, 1998

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                                 EXHIBIT INDEX
                                 -------------


Exhibit                     Description                           Page
-------                     -----------                           ----

 99.1.          Press Release dated June 3, 1998 of ARCO
                Chemical Company                                   5